Exhibit 99.2
Reconciliation of GAAP and Non-GAAP Financial Measures
Second Quarter Ended January 27, 2008, Fiscal Year Ended August 3, 2008,
and First Quarter Ended November 2, 2008
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures.
Items Impacting Net Earnings
The company believes that financial information excluding certain transactions not considered to be part of the ongoing business improves the comparability of year-to-year results. Consequently, the company believes that investors may be able to better understand its earnings results if these transactions are excluded from the results.
The following items impacted net earnings:
(1)	In the second quarter of fiscal 2008, the company recorded a non-cash tax benefit of $13 million ($0.03 per share) in earnings from continuing operations from the favorable resolution of a state tax contingency in the United States.

(2)	In fiscal 2008, the company recognized a pre-tax gain of $698 million ($462 million after tax or $1.21 per share) in earnings from discontinued operations from the sale of the Godiva Chocolatier business. As of the second quarter of fiscal 2008, the company recognized costs of $9 million ($5 million after tax or $0.01 per share) associated with the sale in earnings from discontinued operations.

(3)	In fiscal 2008, the company announced initiatives to improve operational efficiency and long-term profitability, including selling certain salty snack food brands and assets in Australia, closing certain production facilities in Australia and Canada, and streamlining the company’s management structure. For the year ended August 3, 2008, the company recorded pre-tax restructuring charges of $175 million and $7 million of expenses in cost of products sold (aggregate impact of $107 million after tax or $0.28 per share) related to these initiatives. In the first quarter of fiscal 2009, the company recorded expenses of $7 million ($5 million after tax or $0.01 per share) in cost of products sold related to these initiatives.

(4)	In the first quarter of 2009, the company recognized in cost of products sold a $26 million ($16 million after tax or $0.04 per share) unrealized loss on the fair value of open commodity futures contracts. Beginning in fiscal 2009, unrealized gains and losses on commodity hedging activities are excluded from segment operating earnings and are recorded in unallocated corporate expenses as these open positions represent hedges of future purchases. Upon closing of the contracts, the realized gain or loss is transferred to segment operating earnings, which allows the segments to reflect the economic effects of the hedge without exposure to quarterly volatility of unrealized gains and losses. The volatility associated with the unrealized gains or losses will be treated as an item impacting comparability. In prior periods, unrealized gains and losses on commodity hedging were not material.

The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain transactions:

(millions, except per share amounts)	January 27, 2008
	QTD	YTD

Earnings before interest and taxes, as reported	$400	$828

Interest, net, as reported	$42	$84

Earnings before taxes	$358	$744

Taxes on earnings, as reported	$98	$216
Add: Tax benefit from resolution of a state tax contingency (1)	13	13

Adjusted Taxes on earnings	$111	$229

Adjusted effective income tax rate	31.0%	30.8%

Earnings from continuing operations, as reported	$260	$528
Deduct: Benefit from resolution of a state tax contingency (1)	(13)	(13)

Adjusted Earnings from continuing operations	$247	$515

Earnings from discontinued operations, as reported	$14	$16
Add: Costs associated with the sale of the Godiva Chocolatier business (2)	5	5

Adjusted Earnings from discontinued operations	$19	$21

Adjusted Net earnings	$266	$536

Diluted earnings per share — continuing operations, as reported	$0.67	$1.36
Deduct: Benefit from resolution of a state tax contingency (1)	(0.03)	(0.03)

Adjusted Diluted earnings per share — continuing operations	$0.64	$1.33

Diluted earnings per share — discontinued operations, as reported	$0.04	$0.04
Add: Costs associated with the sale of the Godiva Chocolatier business (2)	0.01	0.01

Adjusted Diluted earnings per share — discontinued operations	$0.05	$0.05

Diluted net earnings per share, as reported	$0.71	$1.41
Deduct: Benefit from resolution of a state tax contingency (1)	(0.03)	(0.03)
Add: Costs associated with the sale of the Godiva Chocolatier business (2)	0.01	0.01

Adjusted Diluted net earnings per share*	$0.69	$1.39

*	The sum of the individual per share amounts does not equal due to rounding.

(millions, except per share amounts)	Year Ended
Aug. 3, 2008

Earnings before interest and taxes, as reported	$1,098
Add: Restructuring charges and related costs (3)	182

Adjusted Earnings before interest and taxes	$1,280

Interest, net, as reported	$159

Adjusted Earnings before taxes	$1,121

Taxes on earnings, as reported	$268
Add: Tax benefit from resolution of a state tax contingency (1)	13
Add: Tax benefit from restructuring charges and related costs (3)	75

Adjusted Taxes on earnings	$356

Adjusted effective income tax rate	31.8%

Earnings from continuing operations, as reported	$671
Deduct: Benefit from resolution of a state tax contingency (1)	(13)
Add: Net adjustment from restructuring charges and related costs (3)	107

Adjusted Earnings from continuing operations	$765

Earnings from discontinued operations, as reported	$494
Deduct: Gain on sale of the Godiva Chocolatier business (2)	(462)

Adjusted Earnings from discontinued operations	$32

Adjusted Net earnings	$797

Diluted earnings per share — continuing operations, as reported	$1.76
Deduct: Benefit from resolution of state tax contingency (1)	(0.03)
Add: Net adjustment from restructuring charges and related costs (3)	0.28

Adjusted Diluted earnings per share — continuing operations	$2.01

Diluted earnings per share — discontinued operations, as reported	$1.30
Deduct: Gain on sale of the Godiva Chocolatier business (2)	(1.21)

Adjusted Diluted earnings per share — discontinued operations *	$0.08

Diluted net earnings per share, as reported	$3.06
Deduct: Benefit from resolution of a state tax contingency (1)	(0.03)
Deduct: Gain on sale of the Godiva Chocolatier business (2)	(1.21)
Add: Net adjustment from restructuring charges and related costs (3)	0.28

Adjusted Diluted net earnings per share*	$2.09

*	The sum of the individual per share amounts does not equal due to rounding.

(millions, except per share amounts)	First Quarter
Nov. 2, 2008

Earnings before interest and taxes, as reported	$399
Add: Restructuring related costs (3)	7
Add: Unrealized loss on commodity hedges (4)	26

Adjusted Earnings before interest and taxes	$432

Interest, net, as reported	$32

Adjusted Earnings before taxes	$400

Taxes on earnings, as reported	$107
Add: Tax benefit from restructuring related costs (3)	2
Add: Tax benefit from unrealized loss on commodity hedges (4)	10

Adjusted Taxes on earnings	$119

Adjusted effective income tax rate	29.8%

Earnings from continuing operations, as reported	$260
Add: Net adjustment from restructuring related costs (3)	5
Add: Net adjustment from unrealized loss on commodity hedges (4)	16

Adjusted Earnings from continuing operations	$281

Earnings from discontinued operations, as reported	$—

Adjusted Net earnings	$281

Diluted earnings per share — continuing operations, as reported	$0.71
Add: Net adjustment from restructuring related costs (3)	0.01
Add: Net adjustment from unrealized loss on commodity hedges (4)	0.04

Adjusted Diluted earnings per share — continuing operations *	$0.77

Diluted earnings per share — discontinued operations, as reported	$—

Diluted net earnings per share, as reported	$0.71
Add: Net adjustment from restructuring related costs (3)	0.01
Add: Net adjustment from unrealized loss on commodity hedges (4)	0.04

Adjusted Diluted net earnings per share *	$0.77

*	The sum of the individual per share amounts does not equal due to rounding.